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                                                                   EXHIBIT 10.16

                                  M-WAVE, INC.
                            2003 STOCK INCENTIVE PLAN
                            -------------------------
                  (As Adopted Effective as of November 3, 2003)

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                                  M-WAVE, INC.
                            2003 STOCK INCENTIVE PLAN
                            -------------------------
                  (As Adopted Effective as of November 3, 2003)

                                TABLE OF CONTENTS

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                                                                                                                PAGE
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1. Effective Date and Purpose.................................................................................    1

2. Plan Administration........................................................................................    1

3. Shares Available...........................................................................................    1

4. Eligibility for Awards.....................................................................................    2

5. Awards Generally...........................................................................................    2

6. Stock Awards...............................................................................................    2

7. Stock Unit Awards..........................................................................................    2

8. Stock Options..............................................................................................    3

9. Exercise of Stock Options..................................................................................    3

10. Stock Appreciation Rights.................................................................................    4

11. Change of Control.........................................................................................    4

12. Non-transferability of Awards.............................................................................    5

13. Tax Withholding...........................................................................................    5

14. No Rights as a Stockholder................................................................................    5

15. No  Employment Rights.....................................................................................    5

16. Securities Law Matters....................................................................................    5

17. Governing Law.............................................................................................    6

18. Term, Amendment, and Termination of Plan..................................................................    6
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                             INDEX OF DEFINED TERMS

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                                                                                                                PAGE
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1934 Act......................................................................................................    4
Affiliate.....................................................................................................    1
Board.........................................................................................................    1
Change of Control.............................................................................................    4
Code..........................................................................................................    1
Committee.....................................................................................................    1
Company.......................................................................................................    1
Effective Date................................................................................................    1
Eligible Person...............................................................................................    2
Fair Market Value.............................................................................................    3
Grantee.......................................................................................................    2
Incentive Stock Option........................................................................................    3
Incumbent Board...............................................................................................    4
ISO...........................................................................................................    3
NASDAQ........................................................................................................    3
NASDAQ/NMS....................................................................................................    3
Nonstatutory Stock Option.....................................................................................    3
NSO...........................................................................................................    3
Plan..........................................................................................................    1
qualified performance-based compensation......................................................................    2
Stock.........................................................................................................    1
Stock Appreciation Right......................................................................................    4
Stock Award...................................................................................................    2
Stock Unit Award..............................................................................................    2
Voting Power..................................................................................................    4
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                                  M-WAVE, INC.
                            2003 STOCK INCENTIVE PLAN
                            -------------------------
                  (As Adopted Effective as of November 3, 2003)

         1. EFFECTIVE DATE AND PURPOSE. M-Wave, Inc., a Delaware corporation (the "COMPANY"), has established this M-Wave, Inc. 2003 Stock Incentive Plan (the "PLAN"), effective as of November 3, 2003 (the "EFFECTIVE DATE"), subject to the approval of the holders of a majority of the interests in voting stock of the Company present or represented and entitled to vote at the Company's 2003 annual meeting of stockholders. The purpose of the Plan is to promote the long-term financial performance of the Company by attracting, retaining, and motivating highly-qualified employees, directors, and consultants of the Company and its Affiliates (as defined below) through opportunities for equity-based incentive compensation and for ownership of stock in the Company. For purposes of the Plan, an "AFFILIATE" of the Company means (a) a subsidiary corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE"), with respect to the Company; and (b) any other entity in which the Company, directly or indirectly, has an equity interest that the Committee designates as an Affiliate of the Company for this purpose.

         2. PLAN ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "BOARD") or such other committee of two or more individuals as may be designated from time to time by the Board to administer the Plan (the "COMMITTEE"). In addition to those rights, duties, and powers vested in the Committee by other provisions of the Plan, the Committee shall have full power and authority to:

         (a)      interpret the provisions of the Plan;

         (b) adopt, amend, and rescind rules and regulations for the administration of the Plan; and

         (c) make any other determination deemed by it to be necessary or desirable for the administration of the Plan.

Any determination by the Committee under the Plan shall be final and conclusive on all persons affected. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award (as described in paragraph 5 below).

         3. SHARES AVAILABLE. The number of shares of common stock, par value of $.005, of the Company ("STOCK") for which Awards may be granted under the Plan shall not exceed, at any date, 650,000 shares. The number of shares of Stock for which Awards may be granted to any one Grantee in any calendar year shall not exceed 500,000. If all or any portion of an Award is forfeited or expires or terminates without the issuance of shares of Stock or payment of the cash equivalent of shares of Stock, then the number of shares of Stock for which that Award (or that portion of the Award) was granted shall again be available for Awards under the Plan. The number of shares of Stock for which Awards may be granted under the Plan shall be increased by the number of shares of Stock that are tendered to pay the exercise price of an Award or that are applied to satisfy a Grantee's tax withholding obligations. The Stock delivered pursuant to the Plan shall be authorized but unissued shares of Stock or issued shares of Stock held by the

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Company as treasury stock (including shares purchased by the Company in the open market). In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in the corporate structure or capitalization of the Company that affects the outstanding shares of Stock, appropriate adjustment, as reasonably determined in good faith by the Committee, shall be made with respect to the number and kinds of shares (or other securities) which may thereafter be subject to Awards granted under the Plan, to the affected provisions of the Plan, and to the outstanding Awards under the Plan.

         4. ELIGIBILITY FOR AWARDS. The Committee may, in its discretion, grant, from time to time, one or more Awards to any common law employee, director, or consultant of the Company or of one of its Affiliates (an "ELIGIBLE PERSON"). In selecting the individuals to whom Awards may be granted, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. Notwithstanding any other provision of the Plan, with respect to a director who is not a common law employee of the Company or one of its Affiliates, the grant of an Award and the provisions of the written agreement evidencing the Award shall be determined and approved by the Board.

         5. AWARDS GENERALLY. Awards under the Plan may be Stock Awards, Stock Unit Awards, Incentive Stock Options, Nonstatutory Stock Options, and Stock Appreciation Rights, each as described in the following provisions of the Plan. Each Award shall be evidenced by an agreement, in written or electronic form, between the Company and the Eligible Person receiving the Award (the "GRANTEE"). The provisions of each Award shall be determined by the Committee, subject to the provisions of the Plan, and need not be the same as any other Award. The term of any Award shall not be more than 10 years from its date of grant (5 years in the case of an Incentive Stock Option granted to an individual who owns, on the date that the option is granted, more than 10 percent of the total combined voting power of all classes of stock of the Company, any parent corporation of the Company, or any subsidiary corporation of the Company within the meaning of Section 422(b)(6) of the Code). The Committee may, in its discretion, design any Award to meet the requirements for "QUALIFIED PERFORMANCE-BASED COMPENSATION" under Section 162(m) of the Code. The Committee may, in its discretion, accelerate the exercisability or vesting of any Award at any time and for any reason, whether or not expressly permitted by the provisions of the Award Agreement.

         6. STOCK AWARDS. The Committee may, at any time, award shares of Stock to an Eligible Person (a "STOCK AWARD"). Each Stock Award Agreement shall contain such provisions as the Committee determines are necessary or desirable (which provisions need not be the same in each Stock Award Agreement), including, without limitation, vesting requirements and restrictions on resale or other disposition of, and repurchase rights on, shares of Stock awarded; provided, however, that such provisions shall be consistent with the provisions of the Plan.

         7. STOCK UNIT AWARDS. The Committee may, at any time, award the right to receive shares of Stock in the future or their cash equivalent to an Eligible Person (a "STOCK UNIT AWARD"). Each Stock Unit Award Agreement shall contain such provisions as the Committee determines are necessary or desirable (which provisions need not be the same in each Stock Unit Award Agreement), including, without limitation, vesting requirements and restrictions on resale or other disposition of, and repurchase rights on, shares of Stock issued pursuant to the Award; provided, however, that such provisions shall be consistent with the provisions of the Plan.

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         8. STOCK OPTIONS. The Committee may, at any time, award an option to purchase shares of Stock to an Eligible Person. The option may be an option to purchase Stock that is intended to qualify as an incentive stock option under
Section 422 of the Code (an "INCENTIVE STOCK OPTION" OR "ISO") or an option to purchase shares of Stock that is not an Incentive Stock Option (a "NONSTATUTORY STOCK OPTION" OR "NSO"). Each ISO and NSO Award Agreement shall contain such provisions as the Committee determines are necessary or desirable (which provisions need not be the same in each option agreement), including, without limitation, vesting requirements, exercise prices, and restrictions on resale or other disposition of, and repurchase rights on, shares of Stock acquired on exercise of the option; provided, however, that such provisions shall be consistent with the provisions of the Plan. The exercise price for each share of Stock under a Nonstatutory Stock Option shall be at least 80 percent of the Fair Market Value, as defined below, of a share of Stock on the date that the option is granted. The exercise price for each share of Stock under an Incentive Stock Option shall be at least 100 percent of the Fair Market Value of a share of Stock on the date that the option is granted (110 percent, in the case of a Grantee who owns more than 10 percent of the total combined voting power of all classes of stock of the Company, any parent corporation of the Company, or any subsidiary corporation of the Company within the meaning of Section 422(b)(6) of the Code).

For purposes of the Plan, the "FAIR MARKET VALUE" of a share of Stock means, as of any date:

         (a) if listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the regular session closing price of a share on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of a share has occurred on that date, on the next preceding date on which there was such a reported sale, or

         (b) if not listed for trading on a national securities exchange and not authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), Pink Sheets LLC, NASD Bulletin Board, or similar organization, or, if no such prices shall have been so reported for that date, on the next preceding date for which such prices were so reported, or

         (c) if not listed for trading on a national securities exchange and not authorized for quotation on NASDAQ/NMS or NASDAQ, Pink Sheets LLC, NASD Bulletin Board, or similar organization, the fair market value of a share as determined in good faith by the Committee.

         9. EXERCISE OF STOCK OPTIONS. A Grantee may exercise an ISO or NSO by delivering to the Company, or its designee, a written notice which specifies the number of full shares of Stock being purchased, accompanied by payment of the full aggregate amount of the exercise price for all shares being purchased, and by satisfying such other requirements as may be prescribed in the Stock Option Award Agreement. Payment of the exercise price shall be made in cash (including checks, money orders, or electronic funds transfer) or, if permitted by the
Committee: (a) in shares of Stock with an aggregate Fair Market Value on the date of exercise equal to the exercise price; (b) retention by the Company of shares that would otherwise be issued upon exercise; or (c) a combination of the foregoing.

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         10. STOCK APPRECIATION RIGHTS. The Committee may, at any time, award an option to receive, in any combination of cash and shares of Stock with an aggregate Fair Market Value equal to the excess, if any, of the aggregate Fair Market Value of a specified number of shares of Stock on the date of exercise over at least 80 percent of the aggregate Fair Market Value of that number of shares of Stock on the date that the option was granted (a "STOCK APPRECIATION RIGHT"). A Stock Appreciation Right may be, but need not be, granted in tandem with another Award, so that a condition of exercise of all or any portion one of the Awards granted in tandem is the surrender of all or the appropriate portion of the other Award. Each Stock Appreciation Right Award Agreement shall contain such provisions as the Committee determines are necessary or desirable (which provisions need not be the same in each Stock Appreciation Right Award Agreement), including, without limitation, vesting requirements, exercise prices, and form of payment; provided, however, that such provisions shall be consistent with the provisions of the Plan.

         11. CHANGE OF CONTROL. If a Change of Control (as defined below) occurs, then, except as the Committee (as constituted immediately prior to the Change of Control) shall determine, on the date of the Change of Control all Awards that are then outstanding shall become fully exercisable and fully vested and all restrictions on such Awards shall lapse. For purposes of the Plan, a "CHANGE OF CONTROL" means any one or more of the following:

         (a) the acquisition or holding by any person, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "1934 ACT"), other than by the Company, any Affiliate of the Company, any employee benefit plan (or any related trust) of the Company or of any Affiliate of the Company, or Mr. Joseph A. Turek, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under 1934 Act) of 40 percent or more of either the then-outstanding Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("VOTING POWER"); except that no such person, entity or group shall be deemed to own beneficially any securities held by the Company, any Affiliate of the Company, or any employee benefit plan (or any related trust) of the Company or of any Affiliate of the Company; provided, however, that no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60 percent of both the then-outstanding common shares and the Voting Power of such corporation are then-beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Stock or the Voting Power of the Company, as the case may be; or

         (b) individuals who, as of the Effective Date, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the then-serving members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest

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                  relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed to be members of the Incumbent Board; or

         (c) approval by the stockholders of the Company of (i) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 60 percent of, respectively, the then-outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (ii) a liquidation or dissolution of the Company, or (iii) the sale or other disposition of all or substantially all of the assets of the Company.

         12. NON-TRANSFERABILITY OF AWARDS. Awards granted under the Plan may not be transferred except by will or the laws of descent and distribution, and may be exercised during the Grantee's lifetime only by the Grantee; provided, however, that the Committee may, in its discretion, permit a Grantee to transfer an Award, other than an ISO: (a) to family members; (b) to custodianships under the Uniform Transfers to Minors Act or any similar statute; (c) to trusts for the benefit of the Grantee and family members; (d) to family partnerships; and
(e) upon termination or dissolution of such custodianship, trust, or family partnership, to the person or persons who, in accordance with the terms of such custodianship, trust, or partnership, are entitled to receive the transferred options.

         13. TAX WITHHOLDING. On or before the date that an amount becomes subject to tax with respect to an Award under the Plan, the Grantee shall pay to the Company or make arrangements acceptable to the Committee to satisfy any federal, state, or local tax withholding obligation of the Company and its Affiliates with respect to that amount. The Committee may, in its discretion, permit a Grantee to satisfy a tax withholding obligation with shares of Stock, including Stock that is being acquired pursuant to the Award. The Company's obligations under the Plan and any Award to a Grantee shall be conditioned on satisfaction of any tax withholding obligation and the Company and its Affiliates shall be entitled, to the extent permitted by law, to satisfy the tax withholding obligation by deduction from any payment due to the Grantee.

         14. NO RIGHTS AS A STOCKHOLDER. A Grantee shall not have any right as a stockholder of the Company with respect to the shares of Stock that may be deliverable with respect to that Award until such shares have been delivered to the Grantee.

         15. NO EMPLOYMENT RIGHTS. The Plan does not constitute a contract of employment. Eligibility to receive, or receipt of, an Award under the Plan does not give any individual the right to become or remain in the employ or service of the Company or its Affiliates and does not limit in any way the right of the Company and its Affiliates to change the duties or responsibilities of that individual.

         16. SECURITIES LAW MATTERS.

         (a) To the extent the Committee deems necessary in order to comply with the Securities Act of 1933, the Committee may require a written investment intent

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                  representation by the Grantee and may require that a
                  restrictive legend be affixed to certificates for shares of Stock.

         (b) If the Committee deems it necessary to comply with any applicable securities law or the requirements of any stock exchange upon which the shares of Stock may be listed, the Committee may impose any restriction on shares of Stock acquired pursuant to an Award under this Plan as it may deem advisable. All certificates for shares of Stock delivered pursuant to an Award under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities Exchange Commission, any stock exchange upon which the Stock is then listed, or any applicable securities law. The Committee may cause a legend or legends to be put on any such certificate to make appropriate reference to such restrictions.

         (c) If based upon the advice of counsel for the Company, the Committee determines that the issuance and delivery of shares of Stock pursuant to any Award would cause the Company to violate (i) federal or state securities law; or (ii) the listing requirements of any national securities exchange or quotation system on which any of the Company's equity securities are listed or quoted, then the Committee may postpone any such issuance and delivery, but the Company shall use all reasonable efforts to cause such issuance and delivery to comply with all such provisions at the earliest practicable date.

         17. GOVERNING LAW. The Plan and Awards granted under the Plan shall be governed by and construed in accordance with the laws and court decisions of the State of Delaware, without giving effect to principles of conflict of laws.

         18. TERM, AMENDMENT, AND TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date, unless terminated earlier by the Board. Awards may not be granted under the Plan after the termination date of the Plan. The Board may amend or terminate the Plan at any time, except that, without the approval of the stockholders of the Company, the Board may not amend the Plan to:

         (a) increase the number of shares of Stock for which Awards may be granted under the Plan;

         (b) extend the termination date of the Plan beyond the tenth anniversary of the Effective Date;

         (c) reduce the minimum exercise price of Options, as described in paragraph 8 above; or

         (d)      extend the permitted maximum term of an Award.

No amendment or termination of the Plan shall be effective without the approval of the stockholders of the Company, if such approval is required to comply with any applicable law or stock exchange rule. Amendment or termination of the Plan shall not affect the validity or terms of any Award previously granted under the Plan in any manner that is adverse to the Grantee of the Award without the consent of the Grantee.

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